UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549
                               FORM 8-K

                             CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934



                    Date of Report:  August 10, 1995




                    ELECTRONIC SYSTEMS TECHNOLOGY INC.
                      (A Washington Corporation)

                      Commission File no. 2-92949-S
                IRS Employer Identification no. 91-1238077

                           415 N. Quay St. #4
                          Kennewick  WA  99336
                  (Address of principal executive offices)


Registrant's telephone number, including area code:(509) 735-9092

ITEM 5.  OTHER EVENTS

On AUGUST 10, 1995, the Company issued a letter to shareholders discussing second quarter fiscal year 1995 results, product market data and Pacific Stock Exchange listing requirements as was presented at the annual shareholder meeting on June 2, 1995. This shareholder letter is incorporated by reference and is attached hereto as Exhibit 20.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND
EXHIBITS.

	Exhibit 20.1 -  Letter to Shareholders published AUGUST 10, 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.


T.L. KIRCHNER

By: T.L. Kirchner
President
Date:  10 August 1995